UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 1, 2006, the registrant, New Century Mortgage Corporation, an indirect wholly owned subsidiary of the registrant ("NCMC"), New Century Credit Corporation, a direct wholly owned subsidiary of the registrant ("NCCC"), Home123 Corporation, an indirect wholly owned subsidiary of the registrant ("Home123"), NC Capital Corporation, an indirect wholly owned subsidiary of the registrant ("NC Capital" and, together with NCMC, NCCC and Home123, the "Borrowers"), and Citigroup Global Markets Realty Corp. ("Citigroup") entered into a $950 million Master Repurchase Agreement (the "Master Repurchase Agreement"). The Master Repurchase Agreement terminates on July 31, 2007. Concurrently with the execution of the Master Repurchase Agreement, the registrant entered into a Guaranty (the "Guaranty") in favor of Citigroup with respect to the Borrowers’ obligations under the Master Repurchase Agreement. The Master Repurchase Agreement and the Guaranty are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 3, 2006, the registrant announced that Patti M. Dodge, Executive Vice President and Chief Financial Officer of the registrant, had decided to transition from Chief Financial Officer to a newly created role, primarily focused on investor communications. Ms. Dodge will remain an Executive Vice President of the registrant and a member of the executive management team, maintaining a key role in the strategic business decisions of the registrant. The registrant has retained an executive search firm and a nationwide search for her successor is currently underway. Ms. Dodge will continue in her current role until her successor is in place.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Master Repurchase Agreement, dated as of August 1, 2006, by and among New Century Mortgage Corporation, New Century Credit Corporation, Home123 Corporation, NC Capital Corporation, New Century Financial Corporation and Citigroup Global Markets Realty Corp.

10.2 Guaranty, dated as of August 1, 2006, by New Century Financial Corporation in favor of Citigroup Global Markets Realty Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

August 7, 2006	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Master Repurchase Agreement, dated as of August 1, 2006, by and among New Century Mortgage Corporation, New Century Credit Corporation, Home123 Corporation, NC Capital Corporation, New Century Financial Corporation and Citigroup Global Markets Realty Corp.
10.2	Guaranty, dated as of August 1, 2006, by New Century Financial Corporation in favor of Citigroup Global Markets Realty Corp.